Primus Guaranty, Ltd.

Investor Day

December 7, 2005

Forward-Looking Statements

Certain information included in this presentation and other statements or materials published or to be published by the Company are not historical facts but are forward-looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, new and existing products, expectations for market segment and growth, and similar matters. The Company provides the following cautionary remarks regarding important factors which, among others, could cause the Company’s actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company’s forward-looking statements. The risks and uncertainties that may affect the operations, performance, development, results of the Company’s business, and other matters referred to above include, but are not limited to: (i) failing to manage effectively the risk of credit losses; (ii) a decline in Primus Financial’s counterparty ratings or counterparties’ perception of its creditworthiness; and (iii) the loss of key personnel.

December 7, 2005

Introduction

And

Strategic Overview

Thomas W. Jasper

Chief Executive Officer

Conference Agenda

      Introduction & Strategic Overview

     Thomas W. Jasper                     Chief Executive Officer

     Overview of the Credit Swap Market

     Candace Lau-Hansen          Global Head of Marketing

     Building and Managing the Primus Financial Portfolio

     Charles B. Truett                        Head of Portfolio Management

     Third-Party Asset Management

     Michael Hyland                            Senior Advisor

     PRS Trading Strategies

     Max Roberts                        Chief Trading Officer

     Financial Performance

     Richard Claiden                          Chief Financial Officer

     Conclusion

     Thomas W. Jasper                  Chief Executive Officer

     Q & A Session

December 7, 2005

Our Core Business is Selling Single Name Credit Swaps

The Basics – What is a credit swap?

Premium

Payment Upon

Credit Event

Reference Entity

“IBM”

Protection Buyer

“Counterparty”

Protection Seller

“Primus”

December 7, 2005

Investor Day Themes

      Dynamic

     Growth

    Market

        Portfolio

        Growth

        Diversification

       Strong

      Returns

December 7, 2005

History

$155 million equity
issued to XL,
AEGON, PCG and
Radian

AAA/Aaa ratings

Capitalization
& Ratings

1    transaction

7 counterparties

Launch

$312 million capital

34 counterparties

Business
 Expansion

Company
 Formation

Op. guidelines

Capital models

Op. platform

$100 million perpetual
preferred

Financing

March 2002

June 2002

June 2004

1998 – 2002

December 2002

September 2004

    December 2004

December 2005

July 2004

        March 2005

$75 million AAA debt
financing

Financing

$110 million IPO
proceeds

1   Primus AM
transaction

Financing and

Business Expansion

2    Primus AM
transaction

38 counterparties

Business
 Expansion

1   Tranched trade

Non-IG

Increased industry
limits-10%

Business
 Expansion

$125 million debt
offering

42 counterparties

Financing and

Business Expansion

st

nd

st

st

December 7, 2005

Primus Guaranty, Ltd. – Financial Performance

9/30/2004

9/30/2005

% Growth

Third Quarter Economic Results

$5.3

$10.4

96%

Third Quarter Economic EPS

$0.15

$0.23

53%

Economic RoE

9.3%

13.2%

42%

Portfolio of Credit Swaps Sold

$9.4bn

$13.1bn

39%

Unearned Premiums

$129

$185

43%

December 7, 2005

What is the Opportunity?

Traditional credit providers have become distribution
businesses

Credit swap has become the primary tool for transferring
credit risk

Credit swap premiums offer attractive risk adjusted returns

Highly rated seller of credit protection with an efficient
capital model and operating platform can capture this
opportunity

December 7, 2005

The Primus Strategy

Primus

Strategy

Growing

Core

Business

Diversifying

Business

Model

Selling Credit

Protection

Asset

Management

December 7, 2005

Key Accomplishments

Major participant CDS market – only focused AAA/Aaa seller of credit protection

Established relationships - 42 global financial institutions

Built a $13.1 billion notional credit swap portfolio

Demonstrated ability to manage credit risk

Broadened product offerings – tranches and non-IG

Diversifying revenue base – managing two SCDO’s

Expanded geographically – London office

Strong growth in Economic Results - improving Economic RoE

December 7, 2005

Richard

Claiden

Chief Financial
Officer

Max

Roberts

Chief Trading
Officer

Candace

Lau-Hansen

Global Head of
Marketing

Alec

Rainsby

Chief Technology
& Operations
Officer

Charles

Truett

Head of
Portfolio
Management

Zachary

Snow

General Counsel

Malcolm

Basing

Chairman of
Primus Guaranty
(UK)

Premier Management Team

Tom Jasper

Chief Executive Officer

Former Managing Director and Global Treasurer –
Salomon Smith Barney Holdings, Inc.  Co-founder and
initial Chairman of ISDA

December 7, 2005

•  Former COO
UBS Americas;
Global Head, UBS
Warburg Finance
Group; CEO SBC
Canada; Head of
Global Swaps
Swiss Bank
Corporation
• Former Chairman
of ISDA

• Former Managing
Director, Operations
and Technology –
JP Morgan Chase
• Former Managing
Director and Head
of Financial
Products Operations
for CIBC

• Former Managing
Director, Structured
Credit Products and
Financial
Institutions Group
–  JP Morgan Chase

• Former Managing
Director, Debt
Markets Technology
–  Merrill Lynch

• Head of Credit
Derivatives trading
and co-founded the
Credit Derivatives
Group at Wachovia
Securities
• Senior Trader and
Structurer - Merrill
Lynch

• Former EVP and
General Counsel –
Bridge Information
Systems, Inc.
• Former Managing
Director and Head
of U.S. Legal
Department –
Salomon Brothers

• Former Senior
Risk Mgn’t
Executive and
Senior Credit
Officer – Bank of
America

Corporate Structure

Primus Guaranty, Ltd.

Primus Financial Products

AAA/Aaa rated seller

Primus Asset Management

Asset Management Company

PRS Trading

Strategies

December 7, 2005

Outlook

Current Environment

Tight premiums

Low volatility

Low defaults/ high event risk

Competitive landscape

CDS market poised for premium widening

Our Approach

Opportunistic growth – RAROC

Expand core business products – CDS of ABS

Expand our Asset Management activities

Well Positioned for Future Growth

Large and growing capital base

Broad range of product offerings

AAA/Aaa ratings – Basel II

Expanding counterparty relationships

December 7, 2005

Value Proposition

High growth in Economic Results earnings per share – in
excess of 30% per annum

Strong returns on equity - high teens to 20%

Shareholders should expect a well managed, high quality
business that produces –

December 7, 2005

Overview

of the

Credit Swap Market

Candace Lau-Hansen

Global Head of Marketing

Primus Participates in a Rapidly Growing and Attractive Market

Source: BBA (1997-2000, 2004) and ISDA (2001-2005).

Growth of the Credit Swap Market

$0

$1,000

$2,000

$3,000

$4,000

$5,000

$6,000

$7,000

$8,000

$9,000

$10,000

$11,000

$12,000

$13,000

1997

1998

1999

2000

2001

2002

2003

2004

1H05

Global Credit Swaps Outstanding

($ in billions)

•

Efficient risk transfer

•

Broad acceptance

•

Market liquidity

•

Standard documentation

•

New participants

•

Product enhancements

•

Efficient risk transfer

•

Broad acceptance

•

Market liquidity

•

Standard documentation

•

New participants

•

Product enhancements

December 7, 2005

Spread Environment

Liquidity and price transparency continue to improve in an
eventful market

11/28/05

CDX 4 – North American Investment Grade

September 2004-November 2005

25

40

55

70

9/30/2004

10/30/2004

11/30/2004

12/30/2004

1/30/2005

2/28/2005

3/30/2005

4/30/2005

5/30/2005

6/30/2005

7/30/2005

8/30/2005

9/30/2005

10/30/2005

December 7, 2005

High: 78.75 @ 5/18/05

Low: 37 @ 3/10/05

CDS: Building Blocks for Product Innovation

BASKET
SWAPS

(FTD)

SINGLE

NAME

CREDIT

SWAPS

CREDIT

OPTIONS

INDEX

PRODUCTS

PUBLIC

CDOS

FIXED

RECOVERY

SWAPS

BESPOKE

CDOs

December 7, 2005

The Market Participants

Source: Morgan Stanley (October 2005) and British Bankers’ Association CDS Report

Protection Buyers

Protection Sellers

OTHER

9%

HEDGE FUNDS

3%

INSURANCE

COMPANIES

7%

SECURITIES

FIRMS

18%

BANKS

63%

OTHER

9%

HEDGE FUNDS

5%

INSURANCE

COMPANIES

16%

SECURITIES

FIRMS

23%

BANKS

47%

December 7, 2005

Why do Market Participants buy Protection?

Insurance

Companies

• Regulatory
capital relief

• Credit risk
management

• Express a
view on a
credit

• Package
with other
products
(eg. bonds
or converts)

• Reduce/

diversify liability
concentrations in
an insurance
portfolio

• Creation of
forward long
positions to hedge
near term default
risk

• Express a
view on a
credit

• Create
forward
trades

• Market
intermediary

• Credit risk
management

• Regulatory
capital relief

Asset

Managers

Securities

Firms

Hedge

Funds

Banks

December 7, 2005

Structured Credit – Robust Growth Continues

2005 volumes are on track to surpass total 2004 issuance

Source: Morgan Stanley; November 2005

Total

Notional,

$116BN

Total

Notional,

$117BN

Credit Risk

(Delta

Adjusted),

$225BN

Credit Risk

(Delta

Adjusted),

$332BN

0

50

100

150

200

250

300

350

2004 (Full Year)

2005 (1st Half)

December 7, 2005

Current Market Trends

Structural leverage (CDO^2, Leveraged super senior)

Going down the credit curve (bigger non-investment grade
buckets)

Extended maturities (7-, 10-year)

Product enhancements and innovation: fixed recovery swaps,
adjustable subordination, cross-subordination, and principal protection

Benign credit markets create a never-ending search for yield

December 7, 2005

Synthetic Asset Backed Securities (ABS) – The New Wave

CDS on ABS market growing rapidly

Compressed time frame relative to
corporate CDS

Enhances liquidity – allows efficient
shorting

Acquire exposure to different vintages
of collateral

Standardized legal documentation has
fuelled growth

Indices (ABX, CMBX) will increase
liquidity in the market

Cash ABS CDOs with synthetic buckets

100% synthetic ABS CDOs

Bespoke synthetic ABS trades

Issuance of US ABS

80.1

79.1

53.1

41.8

536.0

502.1

188.8

203.8

0

100

200

300

400

500

600

700

800

900

1000

2004

3Q 2005

Year

Total ABS
Issuance ($ BN)

Auto

Credit Card

HEL

Other

December 7, 2005

Regulatory Changes from Basel II will fuel Growth

Primus, as a AAA/Aaa-rated counterparty, will be among
the winners in this new regime

Source: Basel II Document: Section II, Paragraphs 53, 55 63

Note: For OECD Banks, this assumes “Option 2” credit assessment of Banks.  If assessed based upon the sovereign rating, 20%, 50%, 100%, 100%, 150%, 100%

Winners

Winners

Credit Capital Under Basel II

AAA/AA-

A+/A-

BBB+/BBB-

BB+/BB-

B+/B-

Below B-

Unrated

0%

20%

20%

Mortgage = 35%

20%

50%

50%

50%

50%

100%

Revolving 75%

100%

100%

100%

150%

150%

150%

100%

50%

100%

Other Retail = 75%

OECD Sovereign

OECD Banks

Corporates

Retail

Green shading = lower capital requirements

December 7, 2005

Strong growth expected to
continue

Product diversification and
innovation

Projected Product Split

25%

12%

16%

42%

0%

10%

20%

30%

40%

50%

Other

Index trades

Synthetic CDO's

CDS

Source: ISDA

Credit Markets Growth (CDS and Structured)

0

2,000

4,000

6,000

8,000

10,000

12,000

14,000

2003

2004

1H2005

Year

$ mm

What is on the Horizon?

Source: BBA  2003/2004 Survey

3,580

8,420

12,430

December 7, 2005

Building and Managing the

Primus Financial Portfolio

Charles B. Truett

Head of Portfolio Management

The Opportunity

Large and rapidly growing market - strong demand for CDS
protection

Value proposition - capture differential between CDS
premiums and expected loss

Attractive risk return profile

(1) Reflects 5 year credit swap transactions and Moody’s idealized cumulative expected loss rate (annualized)

The Primus Focus

Historical CDS

Premiums

Historical Annual Expected

Loss

0

50

100

150

200

250

300

AAA/Aaa

AA+/Aa1

AA/Aa2

AA-/Aa3

A+/A1

A/A2

BBB+/Baa1

BBB/Baa2

BBB-/Baa3

BB+/Ba1

BB/Ba2

BB-/Ba3

B+/B1

December 7, 2005

1

The Primus Financial Strategy

Underwrite risk to term

Achieve attractive risk adjusted returns

Constantly monitor credit changes

Aggressively manage credit deterioration

December 7, 2005

Executing on the Strategy

Disciplined investment process to achieve consistent performance

RISK MANAGEMENT

OPERATING PLATFORM

UNDERWRITING

Reference Entity Qualification

Review and Flag Potential Issues

Head of PM Approval

Primus Rating / Limit

Continuous Risk Review

Daily Mark to Market

Primus Rating Reconfirmations

Risk Mitigation

Real

-

time control

State of the art technology

December 7, 2005

Portfolio Management Tools

COMPANY NAME

S&P INDUSTRY :

MOODY'S INDUSTRY :

BUSINESS DESCRIPTION

RATING DATA

S & P

MOODYS

PRIMUS

Rating

Watch

Outlook

Rating

Watch

Outlook

Rating

A

neg

Baa1

BBB+

LIMIT DATA

1 year(mm)

2 year(mm)

3 year(mm)

5 year(mm)

7 year(mm)

Computed Limit

41

41

41

41

0

Existing Credit Limit

25

25

25

15

0

Exposure (QRE)     Exposure by Trades

5

5

5

5

0

Availability

20

20

20

10

0

Exposure (Family)

N/A

N/A

N/A

N/A

N/A

Tranche Exposure

0

0

0

0

0

Total Exposure

5

5

5

5

0

Pam Managed Transaction:

PRIMUS   PRISMs 2004-1

MARKET DATA

Estimated Buy Out Value (As of last
business day close)

Primus MTM 5YR Premium – BID

BID

20

OFFER

25

SOURCE

'D'

Mark-It 5YR Premium – BID

20

Asset Swap Spread Instruments

0

Equity Price

41

Market Cap

55,785

FINANCIAL DATA (mm), USD Equivalant

Current Period

BALANCE SHEET

9/30/2005

6/30/2005

9/30/2004

12/31/2004

9/30/2005

Total Assets

34,399.39

33,773.59

--

31,031.92

N/A

ST Borrowings

8.52

9.12

--

1,512.85

N/A

LT Borrowings

7,789.14

7,947.03

--

8,076.43

N/A

Total Debt (ST & LT Debt)

7,797.66

7,956.14

--

9,589.27

N/A

Total Shareholders Equity

11,324.90

10,754.05

--

9,294.38

N/A

Tangible Net Worth

11,324.90

10,754.05

--

9,294.38

N/A

Net Debt

11,324.90

10,754.05

--

9,294.38

N/A

INCOME STATEMENT

Net Sales

4,716.26

4,713.84

--

17,358.03

18,657.29

EBITDA

1,502.44

1,384.58

--

4,449.72

5,418.44

Interest Expense

117.70

101.10

--

414.10

340.70

Net Income

869.86

976.57

--

1,234.00

1,160.26

RATIO ANALYSIS

Gross Margin

72.61

71.63

--

71.50

71.26

EBIT Margin

25.50

25.94

--

24.75

103.16

Pretax Margin

2.24

2.61

--

-0.75

8.19

Operating Income Growth

3.13

13.10

--

9.82

4,757.93

EBITDA to Total Interest Expense

11.42

12.10

--

9.45

58.44

Return on Common Equity

10.34

16.56

--

23.51

70.69

Total Debt to EBITDA

1.44

1.47

--

2.16

1.44

Total Debt to Total Capital

40.78

42.52

--

50.78

212.86

FFO to Total Debt

1.37

1.20

1.07

1.14

1.37

Net Debt to EBITDA

1.44

1.47

--

2.16

7.41

Market Cap to Shareholders Equity

14.32

20.33

--

25.92

97.36

Current Year

1

2

3

4

5

DEBT MATURITIES

0.00

0.00

0.00

300.00

0.00

8,770.00

Previous

Period

(Y-O-Y)

Period

Most Recent Year

End

Trailing 12

months

December 7, 2005

Note: Long CDS Portfolio

Portfolio Managers

   Seasoned professionals

   Supported by seasoned trading managers

Portfolio Manager

Title

Years of Credit Experience/Institution

Charles Truett

Head of Portfolio

Management

31 years/ Bank of America and Continental Bank

Vince Abruzzini

Senior Credit Portfolio

Manager

25 years/ Deutsche Bank (Bankers Trust)/ Merrill

Lynch/ Summit Bank/NASD/Household Finance

Michel Hugon

Senior Credit Portfolio

Manager

28 years/DZ Bank/CSFB/Moody's/Oesterreichische

Landerbank/Banque Nationale de Paris

David Kubie

Senior Credit Portfolio

Manager

25 years/ Dresdner Bank

December 7, 2005

Measuring Performance

  Achieving notional growth targets

  Appropriate risk adjusted returns

  Control total credit costs, comprised of

  Realized losses

  Portfolio migration

December 7, 2005

Note: Long CDS Portfolio

Performance

By S&P Geographic Concentration

By S&P Industry

Portfolio statistics as of September 30, 2005:

Total notional of portfolio: $13.0BN

Weighted Average Maturity: 3.3 years

Weighted Average Rating: A/A3

Number of Reference Entities: 533

Others

1.01%

North

America

59.37%

Pacific

2.99%

Europe

36.63%

A

46.22%

AA

16.05%

AAA

5.24%

B

0.05%

BB

1.01%

BBB

31.44%

0%

1%

2%

3%

4%

5%

6%

7%

8%

9%

10%

Portfolio Statistics

By S&P Rating

Built high quality & highly diversified portfolio

December 7, 2005

Performance

Realized Losses
($ in 000’s)

There have been no credit events in the Primus portfolio

Life to date Credit Mitigation expense is less than 2 basis points of average portfolio notional

Portfolio-CDS

$0

$500

$1,000

$1,500

$2,000

$2,500

$3,000

$3,500

3Q-02

4Q-02

1Q-03

2Q-03

3Q-03

4Q-03

1Q-04

2Q-04

3Q-04

4Q-04

1Q-05

2Q-05

3Q-05

billion

2 billion

4 billion

6 billion

8 billion

10 billion

12 billion

14 billion

Realized Losses

Portfolio-CDS

December 7, 2005

Performance

Outperformed the benchmarks

Note: Credit Migration below investment grade statistics from June 2002 – August 2005 and based on 1,166 Primus eligible investment grade reference entities

Credit Migration to below

Investment Grade

4.0%

4.2%

1.3%

0.00%

1.00%

2.00%

3.00%

4.00%

5.00%

6.00%

7.00%

S&P

Moody's

Primus

December 7, 2005

Credit risk

Resource constraints

Capital availability

Counterparty capacity

Challenges

December 7, 2005

Portfolio growth

Risk adjusted returns

Controlled credit costs

Tying it all Together

Growth in
Economic Results

Attractive returns
to shareholders

December 7, 2005

Primus Guaranty, Ltd.

Investor Day

December 7, 2005

Break

Third Party Asset Management Strategy

Michael Hyland

Senior Advisor

What is our Asset Management Strategy?

Primus intends to leverage its platform by:

Adding the capacity to manage other synthetic assets and CDOs

Expanding into the cash CDO business

Managing a relative value credit hedge fund

December 7, 2005

Source: Lehman Brothers

Note: Global CDO Issuance excludes all balance sheet CDOs

Structured Credit Markets are Large, Diversified, and Growing

While spreads have narrowed materially, liability costs have declined, maintaining CDO economics

Product innovation has resulted in many investment management vehicles

$BN

$-

$25

$50

$75

$100

$125

$150

1996

1997

1998

1999

2000

2001

2002

2003

2004

Synthetic

Cash Flow/Market Value

% of Total

0%

20%

40%

60%

80%

100%

1996

1997

1998

1999

2000

2001

2002

2003

2004

Asset Backed Securities

High Yield Bonds

Leveraged Loans

Investment Grade

Other

December 7, 2005

Credit swaps

14.2%

Leveraged loans

30.3%

Emerging Markets

0.3%

Asset Backed Securities

38.0%

Other

4.0%

Trust Preferred

6.7%

Unknown

0.2%

CDO

2.4%

Hedge Funds

0.6%

Middle market loans

3.3%

Synthetic Structured Credit: A Growing Portion of the Overall Market

Structured Credit - 2004 Collateral Composition of CDO Issuance

Source: Morgan Stanley

December 7, 2005

CDO Cash and Synthetic Product Opportunities

December 7, 2005

Europe

US

Cash

N/A*

Robust

Robust

N/A

Synthetic

Moderate

N/A 2006

Moderate

Moderate

Cash

N/A

Robust

N/A

N/A

Synthetic

Moderate

N/A 2006

N/A

Moderate

Investment Grade

Leveraged Loans

ABS

High Yield

NA*. Market conditions, i.e. tighter spreads, or the development of more marketable products have replaced the product category

Primus will capture the asset management opportunity through selective acquisition and/or team lift out

How will Primus Capture the Opportunity?

Build

Team Lift Out

Buy a whole company

Pros

Aligned incentives and culture fit

Lower investment need

Higher longer-term return potential

Cons

Scale in a timely manner

Lowers near-term profits

Track record

Client relationships

Leverages infrastructure

Scale in a timely manner

Lowers near-term profits

Integration risk/culture

Immediate scale

Accelerates valuation impact

Track record

More capital intensive

Potentially costly

Execution and integration risk

December 7, 2005

Continuing to review potential acquisition opportunities

A team lift out or hiring of key individuals is the most likely path for expansion

Expect to see action on this initiative in early 2006

Progress and Outlook

December 7, 2005

PRS Trading Strategies, LLC

Max Roberts

Chief Trading Officer

What is The Opportunity?

The CDS market has developed a broad range of products and
strategies which do not lend themselves to a AAA/Aaa company such as Primus Financial

Primus has the opportunity to leverage its existing operating platform with a new trading vehicle utilizing different strategies

Increase shareholder value

Broaden Primus’ footprint

Establish a track record that could be used to raise third party capital

December 7, 2005

What Does The New Strategy Involve?

Relative value
investing across
credits, curves, and
instruments

Attractive risk adjusted returns not dependent
on whether credit swap premiums are wide or
narrow

Short term investment horizon (3 mo. avg.)

Focus on liquid credits

Invest in synthetic credit products

Maintain Primus’s high standards of discipline,
governance, and control

Supported by
strong risk
management and
control

Value at Risk (VaR) model

Stress testing

Liquidity and collateral management

Leverage: 10x

Performance
measurement

8-10% ROI

December 7, 2005

Comparative Advantage

Primus has a comparative advantage when entering into a
credit trading business

Fundamental credit research

Product trading capability

Market pricing

Trade capture, confirmation and settlement support

Financial reporting and control

Quantitative modeling

Management team has run trading businesses and
overseen risk management

Primus has a top notch reputation in the credit
markets and strong dealer relationships

Established
infrastructure

Management &
reputation

Market
capabilities

December 7, 2005

Historical CDS /
Tranche Data

Real time CDS /
Tranche Data

Technical Information

Changes in Outlooks
or Ratings of Primus
QRE’s by Primus
Portfolio Management

Fundamental Information

Statistical &
Quantitative
Analysis Based
Trade Ideas

Trade Ideas

Screen for
fundamental
support by
reviewing
Portfolio
Manager’s
credit research

Trading Desk

Screen for
technical
support by
running
statistical &
quantitative
analysis

Filtered trade
ideas

Rank relative
value trading
opportunities
based on:

  Expected
return

  Capital
required

  Expected
holding period

Execute top
ranked trade
opportunities
and set stop
losses subject
to:

   Minimum
expected return
on capital

  Portfolio
constraints

Trading Desk

Mark to market
all trades on a
daily basis

Existing positions are continuously fed back through the investment process to monitor their relative value and apply stop losses

Disciplined Trade Execution

December 7, 2005

Systems built to manage and control the relative value
strategy

Financial controls implemented and will be Sarbanes/Oxley
compliant

$50MM of capital will be contributed to PRS Trading
Strategies, LLC

Planning to commence trading in January 2006

Status Update

December 7, 2005

Financial Performance

Richard Claiden

Chief Financial Officer

GAAP Results Versus Economic Results

Market premium widening---negative GAAP

Market premium tightening---positive GAAP

GAAP Net Income (Loss)

Economic Results

($ in millions)

($ in millions)

Note:  The fourth quarter expenses for both 2003 and 2004 exclude non-recurring expenses of $3.2mm and $3.3mm respectively.  The $3.2mm was due to write-off of software costs in 2003, and the $3.3mm in 2004 is due to acceleration of employee stock and option expense as a result of the IPO.

($20)

($10)

$0

$10

$20

$30

$40

$50

1Q-03

2Q-03

3Q-03

4Q-03

1Q-04

2Q-04

3Q-04

4Q-04

1Q-05

2Q-05

3Q-05

$0

$2

$4

$6

$8

$10

$12

1Q-03

2Q-03

3Q-03

4Q-03

1Q-04

2Q-04

3Q-04

4Q-04

1Q-05

2Q-05

3Q-05

December 7, 2005

Primus Guaranty, Ltd. Financial Results Overview

NOTE:  Represents Economic book value for Primus Financial Products, LLC

9/30/2003

9/30/2004

9/30/2005

Net premium income

$29,520

$31,004

$37,561

Net realized gains/(losses)

14,427

5,574

(3,052)

Mark-to-market

35,603

(10,412)

(18,837)

Interest income

1,915

2,534

10,969

Other

80

298

(1,004)

Total GAAP revenues

81,545

28,998

25,637

Operating and other expenses

16,534

17,135

20,117

Financing costs

1,365

1,925

4,545

Total expenses

17,899

19,060

24,662

Net GAAP income

$63,646

$9,938

$975

RECONCILIATION from GAAP to Economic Results

Less: Mark-to-market on credit swaps sold (gain)/loss

(35,603)

9,214

19,008

Less:  Realized gains from credit swaps sold

(15,089)

(5,360)

(790)

Add:  Amortization of realized gains

1,576

4,494

5,027

Net Economic Results (loss)

$14,530

$18,286

$24,220

Nine-months ended September 30

Unaudited

December 7, 2005

Growth in Economic Results

32%

26%

Impressive

year-over-year

growth

($ in millions)

$14.5

$18.3

$24.2

$10

$15

$20

$25

$30

9/30/03

9/30/04

9/30/05

Economic Results

Nine-months ended September 30

December 7, 2005

Portfolio Growth

NOTE:  Represents portfolio of credit swaps sold for Primus Financial Products, LLC

$4.7 Bn

$13.1 Bn

$1 Billion

$5 Billion

$9 Billion

$13 Billion

$17 Billion

12/31/02

12/31/03

12/31/04

9/30/05

December 7, 2005

2005 Market Snapshot & Primus Results

Credit spread widening leads to acceleration in business growth

($ in 000’s)

40 bp

60 bp

80 bp

12/31/2004

3/31/2005

6/30/2005

9/30/2005

Dow Jones CDX Series 4

$50,000

$33,000

$15,000

0

10,000

20,000

30,000

40,000

50,000

60,000

31 - Mar

30 - J un

30 - Sep

billion

1 billion

2 billion

3 billion

New Deal Gross Premiums

New Deal volume

December 7, 2005

Growth in Unearned Premiums

NOTE:  Represents Economic book value for Primus Financial Products, LLC

($ in millions)

$110

$129

$185

$0

$25

$50

$75

$100

$125

$150

$175

$200

$225

9/30/03

9/30/04

9/30/05

Unearned Premiums

December 7, 2005

Growth in Capital

($ in million’s)

NOTE:  Represents cash capital for Primus Financial Products, LLC

$212

$241

$419

$434

$63

$63

$63

$558

$21

$9

$221

$262

$497

$482

$621

$0

$100

$200

$300

$400

$500

$600

$700

$800

12/31/02

12/31/03

12/31/04

9/30/05

Pro Forma 9/30/05

Primus Financial Products

PGL & PAM

December 7, 2005

Economic Results Earnings Per Share

NOTE:  Represents Economic book value for Primus Financial Products, LLC

Earnings per Share

Nine months ended September 30

$0.43

$0.52

$0.54

$0.00

$0.10

$0.20

$0.30

$0.40

$0.50

$0.60

$0.70

$0.80

$0.90

$1.00

9/30/03

9/30/04

9/30/05

IPO

Diluted Share

Count:

35.1 million shares

Diluted Share

Count:

44.7 million shares

December 7, 2005

Core CDS Business-Significant Opportunity for Growth

($ in billions)

$-

$4,000

$8,000

$12,000

$16,000

$20,000

$24,000

$28,000

1997

1998

1999

2000

2001

2002

2003

2004

1H-05

2006

2007

2008

2009

Significant

Opportunity for

growth

December 7, 2005

Economies of Scale

35bp

24bp

21bp

bp

20bp

40bp

60bp

9/30/03

9/30/04

9/30/05

5 billion

10 billion

15 billion

Operating expenses - basis points (bp)

Portfolio single name CDS

$13.1 billion

CDS notional

December 7, 2005

•

•

•

•

•

2003-2005

2006

Enhancing Core CDS Business Platform

December 7, 2005

Euro denomination

Tranches

Non-IG

Increased Industry Limits – 10%

Increase domicile flexibility

ABS

Basel II

Increase number of Counterparties

Continued enhancement to

Operating Guidelines

•

•

•

•

Improving RoE Through Asset Management

Asset

Management

Current market fee

35-50 basis points

• 2-3 deals per annum

• Primus invests $3-5 million
per deal

CDO/CLO

Current market fee

10-20 basis points

• Asset Class:  IG, Non-IG,
ABS

• 2-3 deals per annum

• PFP tranche investment

SCDO

Current market fee

2%/ 20%

  PRS Trading

  Primus invests $50 million

  3rd Party Capital

Credit Hedge Fund

December 7, 2005

Capital Management

The future

•

Capital supports growth

•

Investment in ancillary businesses

Current

PFP

PGL Shelf

PGL Rating

PFP Debt

Retained cash flows

Addressing Capital Needs

PAM/PGL

PAM/PGL/

PRS Trading

PFP

December 7, 2005

Growth in Earnings Per Share and RoE

2005

GOAL:

High teens/ 20%
RoE

The Future

December 7, 2005

30%+ growth in per annum EPS

Core business CDS: High teens RoE

Asset Management: incremental RoE

PGL Consolidated: High teens/ 20% RoE

Core business CDS: mid teens ROE

Asset Management

Conclusion

Thomas W. Jasper
Chief Executive Officer

Summary and Conclusion

December 7, 2005

Capturing unique growth opportunities in the credit markets

Built a large high quality credit swap portfolio

No credit events

Minimal credit mitigation charges

Expanding into related activities of the credit markets

Producing attractive earnings growth and returns